UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2019

Central Index Key Number of the issuing entity: 0001776721

Wells Fargo Commercial Mortgage Trust 2019-C51

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0001541214

C-III Commercial Mortgage LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-06	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On July 11, 2019, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the Wells Fargo Commercial Mortgage Trust 2019-C51, Commercial Mortgage Pass-Through Certificates, Series 2019-C51 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of July 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about July 11, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of fifty-four (54) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of June 21, 2019, between the Registrant and Rialto; certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of June 21, 2019, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from Barclays Capital Real Estate Inc. (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of June 21, 2019, between the Registrant, Barclays Capital Holdings Inc. and Barclays; certain of the Mortgage Loans were acquired by the Registrant from UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of June 21, 2019, between the Registrant and UBS AG; and certain of the Mortgage Loans were acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of June 21, 2019, between the Registrant, C-III Capital Partners LLC and C-III.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

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Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Nova Place	Exhibit 99.8	N/A
188 Spear Street	Exhibit 99.9	(1)
450-460 Park Avenue South	Exhibit 99.10	N/A
El Con Center	Exhibit 99.11	N/A
Shetland Park	Exhibit 99.12	N/A
ExchangeRight Net Leased Portfolio #27	Exhibit 99.13	N/A
The Chantilly Office Portfolio	Exhibit 99.14	(1)
CIRE Equity Retail & Industrial Portfolio	Exhibit 99.15	(1)
Patuxent Crossing	Exhibit 99.16	Exhibit 99.6
Hilton at University Place	Exhibit 99.17	Exhibit 99.7
Wolverine Portfolio	Exhibit 99.18	Exhibit 99.6

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable Servicing Shift Control Note, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 21, 2019, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of June 21, 2019, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying its credit risk retention obligations by the purchase on the Closing Date and holding by LD II Sub V, LLC, acting as a “third-party purchaser” under the Credit Risk Retention Rules, of the Class E-RR, Class F-RR, Class G-RR and Class H-RR Certificates (the “RR Certificates”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules). The aggregate fair value of the RR Certificates is equal to approximately $38,498,822 (excluding accrued interest), representing approximately 5.03% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the RR Certificates was determined by multiplying (i) the weighted average of the actual sales prices of the RR Certificates, by (ii) $76,961,090, which is the initial balance of the RR Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Credit Risk Retention Rules is equal to approximately $38,281,658 (excluding accrued interest), representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

If the Retaining Sponsor had relied on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $38,281,658, representing 5.00% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated June 14, 2019, under the heading “Credit Risk Retention” prior to the

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pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 24, 2019 and filed with the Securities and Exchange Commission on July 11, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $641,030,000, on July 11, 2019. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,872,731, were approximately $709,895,936. Of the expenses paid by the Registrant, approximately $115,500 were paid directly to affiliates of the Registrant, $1,350,371 in the form of fees were paid to the Underwriters, $472,169 were paid to or for the Underwriters and $3,934,691 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $88,450,090, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated July 11, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated July 11, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 24, 2019.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. Barclays Capital Holdings Inc. and Barclays Capital Real Estate Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., C-III Capital Partners LLC and C-III Commercial Mortgage LLC.
99.6	Pooling and Servicing Agreement, dated and effective as of June 1, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2019-C3, Commercial Mortgage Pass-Through Certificates, Series 2019-C3.
99.7	Pooling and Servicing Agreement, dated and effective as of May 1, 2019, between Wells Fargo Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2019-C50, Commercial Mortgage Pass-Through Certificates, Series 2019-C50.

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99.8	Agreement Between Note Holders, dated as of July 11, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Nova Place Whole Loan.
99.9	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, Barclays Capital Real Estate Inc., as initial note A-2 holder, and Barclays Capital Real Estate Inc., as initial note A-3 holder, relating to the 188 Spear Street Whole Loan.
99.10	Agreement Between Note Holders, dated as of July 11, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 450-460 Park Avenue South Whole Loan.
99.11	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the El Con Center Whole Loan.
99.12	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the Shetland Park Whole Loan.
99.13	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the ExchangeRight Net Leased Portfolio #27 Whole Loan.
99.14	Agreement Between Note Holders, dated as of July 11, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-1 holder, UBS AG, New York Branch, as initial note A-2 holder, and UBS AG, New York Branch, as initial note A-3 holder, relating to The Chantilly Office Portfolio Whole Loan.
99.15	Agreement Between Note Holders, dated as of July 11, 2019, by and between Deutsche Bank AG, New York Branch, as initial note A-1 holder, Deutsche Bank AG, New York Branch, as initial note A-2 holder, Deutsche Bank AG, New York Branch, as initial note A-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-4 holder, UBS AG, New York Branch, as initial note A-5 holder, and UBS AG, New York Branch, as initial note A-6 holder, relating to the CIRE Equity Retail & Industrial Portfolio Whole Loan.
99.16	Agreement Between Note Holders, dated as of April 4, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the Patuxent Crossing Whole Loan.
99.17	Agreement Between Note Holders, dated as of April 24, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the Hilton at University Place Whole Loan.
99.18	Agreement Between Note Holders, dated as of May 14, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-1 holder, UBS AG, New York Branch, as initial note A-2 holder, and UBS AG, New York Branch, as initial note A-3 holder, UBS AG, New York Branch, as initial note A-4 holder, UBS AG, New York Branch, as initial note A-5 holder, UBS AG, New York Branch, as initial note A-6 holder, UBS AG, New York Branch, as initial note A-7 holder, UBS AG, New York Branch, as initial note A-8 holder, and UBS AG, New York Branch, as initial note A-9 holder, relating to the Wolverine Portfolio Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: July 11, 2019

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated July 11, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated July 11, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 24, 2019.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. Barclays Capital Holdings Inc. and Barclays Capital Real Estate Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., C-III Capital Partners LLC and C-III Commercial Mortgage LLC.
99.6	Pooling and Servicing Agreement, dated and effective as of June 1, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2019-C3, Commercial Mortgage Pass-Through Certificates, Series 2019-C3.
99.7	Pooling and Servicing Agreement, dated and effective as of May 1, 2019, between Wells Fargo Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and

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Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2019-C50, Commercial Mortgage Pass-Through Certificates, Series 2019-C50.
99.8	Agreement Between Note Holders, dated as of July 11, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Nova Place Whole Loan.
99.9	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, Barclays Capital Real Estate Inc., as initial note A-2 holder, and Barclays Capital Real Estate Inc., as initial note A-3 holder, relating to the 188 Spear Street Whole Loan.
99.10	Agreement Between Note Holders, dated as of July 11, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 450-460 Park Avenue South Whole Loan.
99.11	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the El Con Center Whole Loan.
99.12	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the Shetland Park Whole Loan.
99.13	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the ExchangeRight Net Leased Portfolio #27 Whole Loan.
99.14	Agreement Between Note Holders, dated as of July 11, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-1 holder, UBS AG, New York Branch, as initial note A-2 holder, and UBS AG, New York Branch, as initial note A-3 holder, relating to The Chantilly Office Portfolio Whole Loan.
99.15	Agreement Between Note Holders, dated as of July 11, 2019, by and between Deutsche Bank AG, New York Branch, as initial note A-1 holder, Deutsche Bank AG, New York Branch, as initial note A-2 holder, Deutsche Bank AG, New York Branch, as initial note A-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-4 holder, UBS AG, New York Branch, as initial note A-5 holder, and UBS AG, New York Branch, as initial note A-6 holder, relating to the CIRE Equity Retail & Industrial Portfolio Whole Loan.
99.16	Agreement Between Note Holders, dated as of April 4, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the Patuxent Crossing Whole Loan.
99.17	Agreement Between Note Holders, dated as of April 24, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the Hilton at University Place Whole Loan.
99.18	Agreement Between Note Holders, dated as of May 14, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-1 holder, UBS AG, New York Branch, as initial note A-2 holder,

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and UBS AG, New York Branch, as initial note A-3 holder, UBS AG, New York Branch, as initial note A-4 holder, UBS AG, New York Branch, as initial note A-5 holder, UBS AG, New York Branch, as initial note A-6 holder, UBS AG, New York Branch, as initial note A-7 holder, UBS AG, New York Branch, as initial note A-8 holder, and UBS AG, New York Branch, as initial note A-9 holder, relating to the Wolverine Portfolio Whole Loan.

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